NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
NET LOSS PER SHARE
Schedule of computation of basic and diluted earnings per share of common stock

	Year Ended December 31,
(In millions, except per share amounts)	2021	2020	2019
Net income (loss) on which basic and diluted earnings per share is calculated	$(2,304)	$(2,007)	$(939)

Number of shares on which basic and diluted earnings per share is calculated	224.1	224.1	224.1

Basic earnings (loss) per share	(10.28)	(8.96)	(4.19)
Diluted earnings (loss) per share	(10.28)	(8.96)	(4.19)

Schedule of anti dilutive securities excluded in computation of diluted earnings per share

(In millions)
Nonvested RSUs issued and outstanding	10.2
Market-conditioned performance awards	1.8
Stock options issued and outstanding	3.8
Total	15.8